Growing Revenue, Driving Efficiencies Mike Vea Chairman, President and Chief Executive Officer Shareholders Presentation Annual Shareholders Meeting April 20, 2005

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are provided to assist in the understanding of future financial performance. They are based on current expectations and involve a number of risks and uncertainties. Actual results could materially differ from the results anticipated in any forward-looking statements. Factors that might cause such a difference include, but are not limited to: general, regional, and local economic conditions which affect interest rates and net income, credit risks and risks of concentration (geographic and by industry) within the company's loan portfolio, the outcome of efforts to manage interest rate sensitivity within the balance sheet, competition, changes in regulations affecting financial institutions, and other matters discussed in this presentation Integra Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

Today's Presentation At A Glance Who We Are What We Are Accomplishing 2004 Results 2005 Priorities Board Governance 2005 First Quarter Financial Results

Who We Are

Who We Are . . . Overview "A Proud Heritage of Community Banking" Founded in 1850 in Evansville, Indiana's 3rd largest city Common stock IBNK trades on NASDAQ Dividend paid every year since 1923 Snapshot Assets $2.8 bn Banking Centers 76 ATMs 122 Shares Outstanding 17.4 mm Approximately: Customers 150,000 Employees 920 Shareholders of Record (*) 2,400 (*) Does not include nominee holders

Who We Are . . . Recent History 1996-1998 Completed 14 mergers 2000 Vea joined, major credit and operational turnaround, built workout team, consolidated charters 2001 2002-2003 2004 Completed rebuild of management team, credit charge, 2 mergers Created sales and service processes, new products, employee training, board changes Restructured balance sheet, new investment thesis, improved financial performance

Who We Are... Investment Thesis A franchise with upside potential Migrating to a higher revenue growth company Leverage deposit gathering skills with metro lending opportunities Efficiency improvement opportunity P/E expansion opportunity A stock with attractive fundamentals Low price/ book Above peer dividend yield

Who We Are... Upside Potential Despite strong performance, our pricing lags peers Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN

What We Are Accomplishing "A platform for growth in place and arrows going in the right direction"

What We Are Accomplishing (*) . . . (*) 1Q04 adjusted to remove restructuring expense and securities gains, reconciliation in Appendix

What We Are Accomplishing . . . Loan Growth Consumer Loans have grown 15.8% CAGR from 2000 to 2004 ($ in 000s)

What We Are Accomplishing . . . Commercial Loan Rebound Strengthening pipeline translated into balance growth in 4Q04 ($ in 000s)

What We Are Accomplishing . . . Core Deposit Growth Valuable core deposits* have grown 7.4% CAGR from 2000 to 2004 Evansville** market share has grown from 9% in 2000 to 16% in 2004 ** Evansville market share is defined as Vanderburgh County from FDIC deposit data * Equals non-interest bearing, interest checking, money market and savings deposits ($ in 000s)

What We Are Accomplishing . . . Fee Income Growth Service charges on deposit accounts have grown 12% CAGR from '00 to '04 Fee ratio (excluding securities gains) has increased from 8.4% in '00 to 17.7% in '04 ($ in 000s)

What We Are Accomplishing . . . Efficiency Gains Critical analysis of all new hires Has contributed to an improving efficiency ratio

What We Are Accomplishing . . . Credit Quality Improvements NPAs have been cut by more than half since 2000 ($ in 000s)

What We Are Accomplishing . . . Maintain attractive dividend and strong capital position Attractive dividend yield maintained Continue to be well capitalized from a regulatory perspective Note: Peer group consists of the following: CBCF, FMBI, RBNC, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN Regulatory Guidelines for Well Capitalized Institutions

2004 Results

2004 Goals... 1) Restructure balance sheet 2) Continue to increase earnings 3) Continue to improve credit

2004 Results... Restructure Balance Sheet Springboard to accelerate our growth plan Restructured balance sheet in 1Q04, which resulted in: Improved liquidity Improved earnings quality Reduced interest rate risk Debt prepayment costs of $35.1MM, AT (After Tax) created a loss of $6.6MM in 2004 Goal achieved

2004 Results... Increase Earnings Comparison of 4Q04 to 4Q03 Net income up 45% Net interest margin up 81 bps Low cost deposit growth Balance sheet restructuring Credit leverage Expense control Despite a decrease in commercial loan balances Goal achieved

2004 Results... Continue Credit Improvements Net chargeoffs only 15 bps of total average loans in 2004 Non-performing assets (NPAs) declined $3.5 million, or 16%, from end of 2003 Reserves to NPAs increased 13% to 127% from the end of 2003 Focus on continuing to reduce NPAs and improving coverage ratios in 2005 Goal achieved

2004 Summary... In 2004, Integra Bank met its goals to: Continue to strengthen balance sheet Continue to increase earnings Continue to improve credit And maintained a strong dividend and capital position

IBNK Price Performance - 2004 Balance Sheet Restructuring/ Dividend Reduction

2005 Priorities

2005 Priorities... Enhance Growth Profile Grow Revenue Quicken Transformation Service Quality/ Employee Development

2005 Priorities... Grow Revenue Grow consumer, small business, and commercial real estate loans Grow valuable core deposits High Performance Checking Program Goal: Double the number of new personal checking account openings Cash Management Programs for commercial, customer, and public fund entities

2005 Priorities... Quicken Transformation Build New Branches, 2-4 Per Year Selective Acquisitions Reduce Underperforming Units Continue Efficiency Improvements

2005 Priorities... Service Quality/ Employee Development Sustain "I Care" Service Initiatives Increase Mystery Shopping Inspection and Accountability Continually Ask For Customer Feedback Continue Employee Development - Training

Investment Thesis A franchise with upside potential Migrating to a higher revenue growth company Leverage deposit gathering skills with metro lending opportunities Efficiency improvement opportunity P/E expansion opportunity A stock with attractive fundamentals Low price/ book Above peer dividend yield

Board Governance "We Take It Seriously"

ISS Corporate Governance Quotient (CGQ) Ratings Index Ranking Industry Ranking Russell 3,000 Index Banking Group As of 7/03: 56.9 44.9 As of 4/05: 96.9 98.0 Integra outperformed 96.9% of the companies in the Russell 3,000 Index and 98.0% of the companies in the banking group.

Why The Improvement?

Corporate Governance Developments Adoption of written Corporate Governance Principles Adoption of Code of Business Conduct and Ethics Designation of Presiding Independent Director Hold executive session of non-employee directors at each Board meeting All Committee members are "independent" as defined by Nasdaq listing rules Training sessions at Board meetings

Corporate Governance Developments (Con't) Several non-employee directors have attended seminars in specialized areas, such as Compensation and Corporate Governance Joined nationally recognized organizations for corporate and bank directors Held Board retreat annually to review corporate strategy Completed Board, Committee, and Chief Executive Officer evaluations

First Quarter 2005 Financial Results Net Income $6.4 million, or 37 cents per diluted share Difficult to compare to first quarter, 2004 due to balance sheet restructuring Net Operating Income per share increased 41%. Key Drivers of Operating Income Improvement Higher Margin Lower Expenses Lower Provision

First Quarter 2005 Financial Results (Con't) Loans grew at an 8% annualized rate Total Deposits grew at a 6% annualized rate Stable to Slightly Improving Credit Quality Solid Loan and Deposit Pipeline Expected 2nd Quarter, 2005 events Branch Sale Potential Offsetting Items

IBNK Price Performance - 1st Qtr. 2005

Thank You for your interest in Integra (IBNK)

Appendix